SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 26, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of November 1, 2003, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-S2)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2003-S2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $393,203,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1-A, Class M1-F, Class M2-A, Class M2-F and Class M3 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-S2 on November 26, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 26, 2003, as supplemented by the Prospectus Supplement dated November 24, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1-A, Class M1-F, Class M2-A, Class M2-F, Class M3, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, fixed rate, fully amortizing and balloon, second lien, conventional, residential mortgage loans, with an aggregate outstanding principal balance of $394,188,197.61 as of November 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of November 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of November 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and as  Servicer.

99.3

Old Republic Insurance Company Credit Insurance Policy.

99.4

United Guaranty Residential Insurance Company of North Carolina Pool Insurance Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: November  26, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.1

Trust Agreement dated as of November 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of November 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer and as Servicer.

99.3

Old Republic Insurance Company Credit Insurance Policy.

99.4

United Guaranty Residential Insurance Company of North Carolina Pool Insurance Policy.